UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2006 (May 22, 2006)

GLOBALSANTAFE CORPORATION

(Exact name of registrant as specified in charter)

Cayman Islands	1-14634	98-0108989
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15375 Memorial Drive, Houston, Texas	77079-4101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 925-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In the past, the Company’s Schedule of Compensation for Non-Employee Directors included, as part of each non-employee director’s compensation, an annual grant of stock options to purchase 6,000 ordinary shares of the Company (10,000 in the director’s initial year of eligibility), the grant being effective on the date of final adjournment of the Company’s Annual General Meeting of Shareholders. On May 22, 2003, the Board of Directors revised the Schedule of Compensation for Non-Employee Directors by replacing the annual stock option grant with an annual grant of 6,000 stock-settled stock appreciation rights (10,000 in the initial year of eligibility). On May 23, 2006, upon final adjournment of the Company’s 2006 Annual General Meeting of Shareholders, each non-employee director was granted 6,000 stock-settled stock appreciation rights and, consistent with past practice, 3,000 restricted stock units.

The revised Schedule of Compensation for Non-Employee Directors is Exhibit 10.1 to this Current Report on Form 8-K, and the form of Notice of Grant and Specification of the Terms and Conditions of Non-Employee Director Stock-Settled Stock Appreciation Rights is Exhibit 10.2.

Item 8.01 Other Events.

On May 23, 2006, at the Annual General Meeting of Shareholders, the Company’s shareholders approved and adopted special resolutions to:

(a) amend the Company’s Amended and Restated Articles of Association, as amended to date, (the “Existing Articles of Association”), to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Amended and Restated Memorandum of Association (the “Existing Memorandum of Association”) to make a related clarifying change;

(b) amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares;

(c) amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates;

(d) amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and

(e) amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto.

Detailed information regarding the amendments to the Company’s Articles of Association and Memorandum of Association as contained in the Company’s Definitive Proxy Statement filed with Securities and Exchange Commission on April 17, 2006.

The Memorandum of Association and Articles of Association, as amended and restated to incorporate all previous amendments, including those approved at the 2006 Annual General Meeting of Shareholders, are filed herewith as Exhibits 3.1 and 3.2

Item 9.01. Financial Statements and Exhibits

The exhibits to this report are as follows:

Exhibit No.	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association

10.1	Schedule of Compensation for Non-Employee Directors effective May 22, 2006

10.2	Notice of Grant and Specification of the Terms and Conditions of Non-Employee Director Stock-Settled Stock Appreciation Rights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

Date: May 25, 2006	By	/s/ Alexander A. Krezel
Alexander A. Krezel
Vice President, Secretary and
Associate General Counsel

Index to Exhibits

Exhibit No.	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association

10.1	Schedule of Compensation for Non-Employee Directors effective May 22, 2006

10.2	Notice of Grant and Specification of the Terms and Conditions of Non-Employee Director Stock-Settled Stock Appreciation Rights